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                                                                  Exhibit 23.2





                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 26, 1999 relating to the consolidated financial statements of Identix Incorporated, which appears in Identix Incorporated's Annual Report on Form 10-K for the year ended June 30, 1999.


/s/ PricewaterhouseCoopers LLP

San Jose, California
June 20, 2000